==========================================================




                       Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 21, 2000


                             SENTIGEN HOLDING CORP.


             (Exact name of registrant as specified in its charter)


                     Delaware                                   0-18700
    (State or other jurisdiction of incorporation)        (Commission File No.)


                  580 Marshall Street

              Phillipsburg, New Jersey                           08865
         (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code:(908) 387-1673


         =============================================================

Item 5. Other Events

         On November 21, 2000, ("Closing") the Registrant consummated a private placement ("Private Placement") of its common stock, $.01 par value ("Common Stock"), pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended ("Act"). In the Private Placement, the Registrant sold an aggregate of 863,834 shares of Common Stock at a per share price of $6.00, and received aggregate proceeds of $5,183,004.00. The Registrant requested selected broker-dealers and others to participate in the offering. One broker-dealer participated and such broker-dealer was issued warrants to purchase 44,810 shares of Registrant's Common Stock as compensation.

         Under the subscription agreements, the Registrant is obligated, within six months after the date of the Closing, to file a registration statement under the Act with the Securities and Exchange Commission ("SEC") registering for resale the Common Stock purchased in the Private Placement. The Registrant will use its best efforts to have the registration statement declared effective by the SEC and to be kept current and effective until all the Common Stock covered by the registration statement are sold or can be sold freely under an appropriate exemption without limitation.

Item 7: Financial Statement, Pro Forma Financial Information and Exhibits

(c)   Exhibits

     Exhibit Number      Description
     --------------      ------------

           4             Form of Subscription Agreement

          99.1           Press Release dated November 21, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SENTIGEN HOLDING CORP.

                                        /s/ Robert A Reinhart
                                     ____________________________________
                                     Name:    Robert A. Reinhart
                                     Title:   Chief Financial Officer and
                                              Vice President - Finance

Date: December 7, 2000

                                  EXHIBIT INDEX

       Exhibit Number        Description
       -------------         -----------

            4.1              Form of Subscription Agreement
            99.1             Press Release dated November 21, 2000